UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices) (Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 17, 2012, Unum Group, a Delaware corporation (the “Company”), announced that Jack McGarry, who has served as President and CEO of Unum UK since July 2010, will return to the United States to manage the Company’s closed block of business. Peter O’Donnell, Senior Vice President and Chief Financial Officer of Unum UK, has been named to replace Mr. McGarry as President and CEO of that unit. With Mr. O’Donnell’s promotion, Deputy Chief Financial Officer Stephen Harry has been named as Chief Financial Officer of Unum UK. A copy of the Company’s news release announcing these changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this report:

99.1	News release of Unum Group dated September 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group (Registrant)

Date: September 17, 2012	By:	/s/ Susan N. Roth
Name: Susan N. Roth Title: Vice President, Transactions, SEC and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News release of Unum Group dated September 17, 2012.